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                                                                    Exhibit 23.2

                        CONSENT OF PRICE WATERHOUSE LLP
                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-92594, No. 33-92596, No. 33-92598, No. 33-92600,
No. 33-92602, No. 33-92604, No. 33-92606, No. 33-92610, No. 33-92612, No.
33-92614, No. 33-92616, No. 33-92618, No. 33-92620, No. 33-92626, No. 33-92628,
No. 33-92630, No. 33-92674 and No. 33-93178) of U.S. Industries, Inc. of our
report dated November 11, 1996 appearing on page 26 of this Form 10-K.

/S/ PRICE WATERHOUSE LLP
Morristown, New Jersey
November 20, 1996